UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2010

HAMPSHIRE GROUP, LIMITED
 (Exact name of registrant as specified in its charter)

Delaware	000-20201	06-0967107
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

114 W. 41st Street, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 840-5666

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2010, Hampshire Group, Limited (the “Company”) held its annual meeting of stockholders to (i) elect directors to the Company’s Board of Directors (the “Board”) and (ii) ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm.  5,459,833 shares of the Company’s common stock entitled to vote at the annual meeting were present at the annual meeting in person or by proxy, constituting 86.44% of the shares of the Company’s common stock entitled to vote.  The six directors listed below were elected, and the appointment of BDO Seidman, LLP was ratified, with the votes listed below. The following table shows the number of votes cast for, against, abstentions and the number of broker non-votes on each matter:

	For	Withheld	Abstain	Broker Non-Votes
Election of Directors:
Heath L. Golden	3,600,686	1,297,940	0	561,207
Richard A. Mandell	3,736,243	1,162,383	0	561,207
Herbert Elish	3,383,462	1,515,164	0	561,207
Peter H. Woodward	4,876,635	21,991	0	561,207
Robert C. Siegel	4,876,635	21,991	0	561,207
Janice E. Page	3,936,667	961,959	0	561,207

	For	Against	Abstain	Broker Non-Votes
Ratification of BDO Seidman, LLP’s appointment	5,383,591	2,882	73,360	0

Item 7.01 Regulation FD Disclosure.

On June 2, 2010, at the Company’s annual meeting of stockholders, the Company presented a slide presentation regarding the Company’s operating and growth strategies and performance. The presentation materials will also be posted to the Company’s website on or about June 4, 2010. Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached presentation materials shall be deemed “furnished” to the Securities and Exchange Commission and not “filed” for all purposes.

Item 8.01 Other Events.

(a) On June 2, 2010, the Board appointed Janice E. Page and Robert C. Siegel to each of the Board’s Nominating Committee, Audit Committee and Compensation Committee. In addition, Peter H. Woodward resigned as chairman of the Nominating Committee, remaining a member of such committee, and the Board appointed Ms. Page as chairwoman of the Nominating Committee. The Board also appointed Mr. Woodward as chairman of the Audit Committee and appointed Mr. Woodward to the Compensation Committee. The Board also appointed Herbert Elish to the Audit Committee.

(b) On June 3, 2010, the Company issued a press release regarding the election of Mr. Siegel and Ms. Page to the Board. A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Annual Meeting Presentation Materials.

99.2 Press Release of Hampshire Group, Limited dated June 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

By /s/ Heath L. Golden
Name: Heath L. Golden
Title: President and Chief Executive Officer

Dated: June 3, 2010